EXHIBIT 10.8

                           WARRANT ISSUANCE AGREEMENT

     THIS WARRANT ISSUANCE AGREEMENT (this "AGREEMENT") is made and entered into as of September 13, 2002 among Choice One Communications Inc. (the "ISSUER"),
Wachovia Investors, Inc. ("WACHOVIA"), Morgan Stanley Emerging Markets Inc. ("MSEM"), CIBC Inc. ("CIBC") (Wachovia, MSEM and CIBC collectively, the "BRIDGE LENDERS"), Morgan Stanley Dean Witter Capital Partners IV, L.P., MSDW IV 892 Investors, L.P., Morgan Stanley Dean Witter Capital Investors IV, L.P., (collectively, the "MSDWCP IV FUNDS") (the Bridge Lenders, the MSDWCP IV Funds, and together with their successors and assigns, collectively, the "HOLDERS") and Morgan Stanley & Co. Incorporated ("MS&CO"). Capitalized terms used and not otherwise defined in this Agreement are used as defined in the Credit Agreement (as defined below).

     WHEREAS, concurrently with the execution and delivery of this Agreement, parties hereto have also entered into the Third Amended and Restated Credit Agreement (the "CREDIT AGREEMENT") dated as of the date hereof among the Issuer, as guarantor, the Subsidiaries party thereto, the lenders party thereto, Wachovia Investors, Inc., as administrative agent and collateral agent, General Electric Capital Corporation, as syndication agent, and Morgan Stanley Senior Funding, Inc., as documentation agent, and the Third Amendment to the Bridge Financing Agreement ("BRIDGE FINANCING AGREEMENT") dated as of the date hereof among the Issuer, Morgan Stanley Senior Funding, Inc., as administrative agent, and the lenders party thereto;

     WHEREAS, in connection with the Credit Agreement and the Bridge Financing Agreement, the Issuer has agreed to the issuance of Company New Warrants to the Holders; and

     WHEREAS, certain stockholders of the Issuer have executed irrevocable written consents (the "STOCKHOLDERS' CONSENT") approving this Agreement, the Company New Warrants and the transactions contemplated hereby and thereby, including the issuances of common stock of the Issuer, par value $0.01 per share (the "COMMON STOCK") upon the exercise of the Company New Warrants.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ISSUER:

     The Issuer represents and warrants to each Holder that:

a. ORGANIZATION. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

b. AUTHORIZATION; NO BREACH. The execution, delivery and performance of this Agreement and the Company New Warrants have been duly authorized by the Issuer. This Agreement and each of the Company New Warrants constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms. The execution and delivery by the Issuer of this Agreement and of the Company New Warrants and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a default under or breach of, any agreement, instrument, order, judgment or decree to which the Issuer or any Subsidiary of the Issuer is subject.

2. COVENANTS OF THE ISSUER.

              a) LISTING. The Issuer shall use its reasonable best efforts to secure the listing (following issuance) of all of the shares of Common Stock issued upon exercise of the Company New Warrants upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all of the shares of Common Stock issued upon exercise of the Company New Warrants.

              b) SHAREHOLDER APPROVAL. As soon as reasonably practicable after the date hereof, but in no event later than thirty (30) days after the Closing Date, the Issuer shall cause a preliminary information statement relating to the shareholder
                  approval of  this   Agreement  and  the  Company  New
                  Warrants  and  the   transactions contemplated hereby and
                  thereby, including without limitation the issuances of Common Stock upon the exercise of the Company New Warrants, to be filed with the Securities and Exchange Commission (the "SEC"). Thereafter, the Issuer shall use its reasonable best efforts to cause the Stockholders' Consent to become effective in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "EXCHANGE ACT"). In connection therewith, the Issuer will (1) promptly prepare and file with the SEC, use its reasonable best efforts to have cleared by the SEC and thereafter mail to its shareholders as promptly as practicable a definitive information statement, and (2) otherwise comply with all legal requirements applicable to
                  such  information  statement,   including  without
                  limitation, requirements under the Exchange Act. The Issuer shall bear all expenses in connection with the obtaining of the Stockholders' Consent, including the costs and expenses of the preparation, filing and distribution of the preliminary and any definitive information statement, and shall provide the Holders and their counsel a reasonable opportunity to review and comment upon such information statements prior to the filing thereof with the SEC.

3. WAIVERS OF NOTICE. In connection with the issuance of the warrants as contemplated by the Credit Agreement, each of (a) the Bridge Warrantholders (as defined below) hereby waives the notice required by Section 8(k) of each Original Warrant (provided that the Corporation agrees to provide each Bridge Warrantholder a notice, the contents and form of which would have been required as provided in Section 8(k) of each Original Warrant promptly after the date hereof) and (b) the MSDWCP IV Funds hereby waives the notice required by Section 8(m) of each of the (i) warrants dated March 31, 2002 issued by the Corporation to each of the MSDWCP IV Funds (the "MARCH 2002 WARRANTS") and (ii) warrants dated August 1, 2000 issued by the Corporation to each of the MSDWCP IV Funds (the "AUGUST 2000 WARRANTS"), (provided that in the case of (b)(i) and (ii), the Corporation agrees to provide each of the MSDWCP IV Funds a notice, the contents and form of which would have been required as provided in Section 8(m) of each of the March 2002 Warrants and each of the August 2000 Warrants respectively, promptly after the date hereof).


4. EXISTING WARRANTS HELD BY MSDWCP IV FUNDS. The Issuer and each of the MSDWCP IV Funds acknowledges and agrees that as a result of the triggering of the anti-dilution provisions in the existing warrants held by the MSDWCP IV Funds (the "EXISTING MSDWCP IV WARRANTS"), the Existing MSDWCP IV Warrants will become exercisable for an additional number of shares as follows: (1) with respect to Warrants No.1, 2 and 3, each dated as of August 1, 2000, issued by the Corporation to each of the MSDWCP IV Funds, an additional 259,735 shares in the aggregate (2) with respect to Closing Warrants No. 1, 2 and 3, each dated as of March 31, 2002, issued by the Corporation to each of the MSDWCP IV Funds, an additional 69,979 shares in the aggregate, and (3) with respect to the
Contingent Amount Warrants No. 1, 2 and 3, each dated as of March 31, 2002, issued by the Corporation to each of the MSDWCP IV Funds, an additional 104,967 shares in the aggregate; PROVIDED that the Issuer and each of the MSDWCP IV Funds acknowledges and agrees that the foregoing numbers do not take into account additional increases in the number of shares as a result of the triggering of the anti-dilution provisions in the Existing MSDWCP IV Warrants by
(a) warrants no. 4, 5 and 6 dated as of the date hereof issued by the Corporation to each of the Bridge Lenders becoming exercisable for in excess of 2,377,611 shares of Common Stock in the aggregate, and (b) warrants no. 7, 8 and 9 issued by the Corporation dated as of the date hereof to each of the Bridge Lenders becoming exercisable for shares of Common Stock.

5. EXISTING WARRANTS HELD BY BRIDGE LENDERS. The Issuer and each of Wachovia, MS&Co and CIBC ("BRIDGE WARRANTHOLDERS") acknowledges and agrees that as a result of the triggering of the anti-dilution provisions in the existing warrants held by the Bridge Warrantholders dated as of November 9, 2001 issued by the Corporation (the "EXISTING BRIDGE LENDERS WARRANTS"), the Existing Bridge Lenders Warrants shall become exercisable for an additional 265,716 shares in the aggregate; PROVIDED that the Issuer and each of the Bridge Warrantholders acknowledges and agrees that the foregoing number does not take into account additional increases in the number of shares as a result of the triggering of the anti-dilution provisions in the Existing Bridge Lenders Warrants by (a) warrants no. 4, 5 and 6 dated as of the date hereof issued by the Corporation to each of the Bridge Lenders becoming exercisable for in excess of 2,377,611 shares of Common Stock in the aggregate, and (b) warrants no. 7, 8 and 9 issued by the Corporation dated as of the date hereof to each of the Bridge Lenders becoming exercisable for shares of Common Stock.

6. SUCCESSORS AND ASSIGNS. The Issuer may not assign any of its rights and obligations hereunder without the prior written consent of the Holders. The Holders may assign their rights and obligations hereunder without the consent of the Issuer only in connection with an assignment or other transfer of Company New Warrants. This Agreement shall be binding upon the Issuer and the Holders and their respective successors and assigns.

7. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

8. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. No provision of this Agreement is intended to confer upon any Person, other than the parties hereto any rights or remedies hereunder.

    [Remainder of page intentionally left blank; next page is signature page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       CHOICE ONE COMMUNICATIONS INC.

                                       By:/s/Ajay Sabherwal
                                         ---------------------------------------
                                          Name:Ajay Sabherwal
                                          Title:Executive Vice President
                                                & Chief Financial Officer

                                        WACHOVIA INVESTORS, INC.


                                        By:/s/Eric Lloyd
                                          --------------------------------------
                                           Name:Eric Lloyd
                                           Title:Managing Director




                                        MORGAN STANLEY EMERGING MARKETS INC.


                                        By:/s/Lucy K. Galbraith
                                          --------------------------------------
                                           Name:Lucy K. Galbraith
                                           Title:Managing Director




                                        CIBC INC.


                                        By:/s/Richard Hassard
                                          --------------------------------------
                                           Name:Richard Hassard
                                           Title:Managing Director

                                        MORGAN STANLEY DEAN WITTER CAPITAL
                                        PARTNERS IV, L.P.

                                        By:  MSDW Capital Partners IV, LLC,
                                             its general partner
                                        By:  MSDW Capital Partners IV, Inc.,
                                             its Member


                                        By: /s/John B. Ehrenkranz
                                           -------------------------------------
                                              Name:John B. Ehrenkranz
                                              Title:Managing Director


                                        MSDW IV 892 INVESTORS, L.P.

                                        By:  MSDW Capital Partners IV, LLC,
                                             its general partner
                                        By:  MSDW Capital Partners IV, Inc.,
                                             its Member


                                        By: /s/John B. Ehrenkranz
                                           -------------------------------------
                                              Name:John B. Ehrenkranz
                                              Title:Managing Director


                                        MORGAN STANLEY DEAN WITTER CAPITAL
                                        INVESTORS IV, L.P.

                                        By:  MSDW Capital Partners IV, LLC,
                                             its general partner
                                        By:  MSDW Capital Partners IV, Inc.,
                                             its Member


                                        By: /s/John B. Ehrenkranz
                                           -------------------------------------
                                              Name:John B. Ehrenkranz
                                              Title:Managing Director



                                        MORGAN STANLEY & CO. INCORPORATED


                                        By: /s/Lucy K. Galbraith
                                           -------------------------------------
                                              Name:Lucy K. Galbraith
                                              Title:Managing Director